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                                   SUPPLEMENT
                              DATED APRIL 13, 2006
      TO THE CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS ("PROSPECTUS")
              DATED MARCH 1, 2006 (AS SUPPLEMENTED MARCH 10, 2006)
                          FOR THE HARTFORD MUTUAL FUNDS

This supplement amends the Prospectus of The Hartford Fixed Income Funds dated March 1, 2006 (as supplemented March 10, 2006).


FEE WAIVER FOR THE HARTFORD FLOATING RATE FUND

HIFSCO has voluntarily agreed to extend the management fee waiver for this fund through at least July 31, 2006. Accordingly, in the Prospectus on page 5 for The Hartford Floating Rate Fund, footnote 2 to the "Shareholder Fees and Annual Operating Expenses" table is deleted and replaced with the following:

         (2) HIFSCO has voluntarily agreed to waive management fees through at least July 31, 2006. While such waiver is in effect, the total annual operating expenses that you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 0.38%, 1.24% and 1.14%, respectively. This undertaking may be amended or withdrawn at any time after July 31, 2006.


Also, footnote (2) on page 46 of the prospectus in the section entitled "Management Fees" is deleted and replaced with the following:

         (2) HIFSCO has voluntarily agreed to waive its management fees through at least July 31, 2006. While such waiver is in effect, the management fee is 0.00%. This management fee waiver may be amended or withdrawn at any time after July 31, 2006.


THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.


MFFISFSUP-4-13-06